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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


    We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-32928, 333-32930, and 333-32932) and Form S-8
(Nos. 333-30943 and 333-50519) of 8x8, Inc. of our report dated May 10, 2000, except for Note 13, which is as of May 19, 2000, relating to the consolidated financial statements, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

San Jose, California
June 27, 2000


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